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                                                                    EXHIBIT 10.2


                              AMENDMENT NO. 1 TO
                         THE ATMOS ENERGY CORPORATION
                     RETIREMENT PLAN FOR OUTSIDE DIRECTORS


     WHEREAS, effective November 8, 1989, ATMOS ENERGY CORPORATION (the "Company") adopted THE ATMOS ENERGY CORPORATION RETIREMENT PLAN FOR OUTSIDE DIRECTORS (the "Plan"); and

     WHEREAS, pursuant to Article VII of the Plan, the Board of Directors of the Company desires to amend the Plan as hereinafter set forth;

     NOW, THEREFORE, the Plan shall be, and hereby is, amended in the following respects:

     Section 2.08 of the Plan shall be, and hereby is, amended and revised to read in its entirey as follows:

     " 'Years of Service' means 365-day periods of service as an Outside Director or, for periods prior to January 1, 1994, as a director of Greeley Gas Company, whether or not interrupted or consecutive."

     IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to The Atmos Energy Corporation Retirement Plan for Outside Directors this 13th day of November, 1996 to be effective as of this date.


                                             ATMOS ENERGY CORPORATION


                                             By: /s/ Robert F. Stephens
                                                --------------------------------
                                                Robert F. Stephens
                                                President and Chief
                                                Operating Officer